EXHIBIT 10.69

SECOND AMENDMENT AGREEMENT

SECOND AMENDMENT AGREEMENT, dated as of March 21, 2008 (this “Second Amendment”), to the Revolving Trade Receivables Purchase Agreement, dated as of September 21, 2007, as amended by that First Amendment Agreement dated as of November 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), among Sanmina-SCI Magyarorszag Elektronikai Gyarto Kft and Sanmina-SCI Systems de Mexico, S.A. de C.V., as Originators, Sanmina-SCI Corporation and Sanmina-SCI UK Ltd., as Servicers, the several banks and other financial institutions or entities from time to time parties thereto, as Purchasers, and Deutsche Bank AG New York Branch, as Administrative Agent.  Unless otherwise defined herein, terms used herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

W I T N E S S E T H :

WHEREAS, the Servicers have requested that certain provisions of the Receivables Purchase Agreement be amended, so that they may elect to extend the Facility Termination Date and make other related changes; and

WHEREAS, the Purchasers are willing to agree to such amendment only upon the terms and subject to the conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Servicers, the Originators, the Purchasers and the Administrative Agent hereby agree as follows:

1.	Amendments to the Receivables Purchase Agreement. The definition of “Facility Termination Date” is hereby amended to read in its entirety as follows:

“‘Facility Termination Date’ means the earlier of (i) April 30, 2008, and (ii) the date on which the Administrative Agent delivers to the Servicers a notice of termination as a result of a Termination Event in accordance herewith (or the date on which such termination becomes effective automatically pursuant to Section 7); provided, however that the Servicers may elect, by notice in writing to the Administrative Agent not later than 10 Days prior to April 30, 2008 (or such other date to which the Facility Termination Date may be extended), to extend the Facility Termination Date for an additional month from April 30, 2008, and successively thereafter for periods of one month.  The effectiveness of such election shall require written acceptance thereof by the Purchasers, which acceptance will be subject to then-prevailing market conditions with respect to Obligor Limits and Applicable Margins, all necessary credit and insurance approvals, execution of mutually satisfactory documentation and there having occurred and continuing no Termination Event or Incipient Termination Event.”

2.	The definition of “Purchaser’s Investment Limit” is hereby amended to read in its entirety as follows:

“‘Purchaser’s Investment Limit’:  as to any Purchaser, the obligation of such Purchaser, if any, to make an Investment in Tranche A Receivables, Tranche B Receivables, Tranche C Receivables, Tranche D Receivables or some or all of such Tranches, in an amount not to exceed the amount for such Tranche set forth under the heading “Purchaser’s Investment Limit” opposite such Purchaser’s name on Schedule 1.1A hereto.  As of the date hereof, the aggregate amount of the Purchasers’ Investment Limits in Tranche A Receivables is $30,000,000, the aggregate amount of the Purchaser’s Investment Limits in Tranche B Receivables is $123,500,000, the aggregate amount of the Purchaser’s Investment Limits in Tranche C Receivables is $85,000,000 and the aggregate amount of the Purchaser’s Investment Limits in Tranche D Receivables is $85,500,000.”

3.	Schedule 1.1A is hereby amended to read as follows:

Tranche	Purchaser	Investment Limit	Percentage of Tranche
A	Deutsche Bank AG	$30,000,000	100%

B	Deutsche Bank AG	$123,500,000	100%

C	Deutsche Bank AG	$85,000,000	100%

D	Deutsche Bank AG	$85,500,000	100%

4.	Schedule 1.1B is hereby amended to read as follows:

IBM de México Comercialización y Servicios S.A. de C.V.	$30,000,000

Lenovo (Singapore) PTE Ltd.	$130,000,000

IBM Corporation	$85,000,000

IBM Singapore PTE Ltd.	$90,000,000

5.                                       Representations and Warranties.  Each of the Originators and the Servicers, as of the date hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it in the Receivables Purchase Agreement and otherwise in the Transaction Documents to which it is a party, all as if made on the date hereof, and hereby represents and warrants to the Purchasers, the Administrative Agent and the Collateral Agent that no Termination Event or Incipient Termination Event has occurred and is continuing after giving effect to the terms hereof.

6.                                       Effectiveness.  This Second Amendment shall become effective on the date upon which  the Administrative Agent shall have received counterparts of this Second Amendment, duly executed and delivered by the Originators, the Servicers, the Administrative Agent and the Required Purchasers, as the case may be;

7.                                       Limited Effect.  The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Purchaser under the Receivables Purchase Agreement or any other Transaction Document, nor constitute a waiver of compliance with any provision of the Receivables Purchase Agreement or any other Transaction Document.  Except as expressly amended, modified and supplemented herein, all of the provisions and covenants of the Receivables Purchase Agreement and the other Transaction Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.  Each reference to the Receivables Purchase Agreement in any Transaction Document shall be a reference to the Receivables Purchase Agreement as amended by this Second Amendment.

8.                                       Confirmation of Guarantee.  By its execution and delivery hereof, Sanmina-SCI Corporation hereby confirms that the Guarantee dated as of September 21, 2007 in favor of the Administrative Agent is and shall remain in full force and effect after the effectiveness of this Second Amendment and hereby confirms its obligations under the Guarantee after giving effect to this Second Amendment.

9.                                       Governing Law; Counterparts.  (a) This Second Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.  The provisions of Section 9.12 of the Receivables Purchase Agreement shall apply mutatis mutandis as if set forth in full herein.

(b)  This Second Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  This Second Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ORIGINATORS	SANMINA-SCI MAGYARORSZAG ELEKTRONIKAI
GYARTO KFT.

	By	/s/ GABOR PAPP DR
Name: Gabor Papp Dr.
Title: VP/Plant Manager

By
Name:
Title:

SANMINA-SCI SYSTEMS DE MEXICO, S.A. DE C.V.

	By	/s/ SHELLY L. BYERS
Name: Shelly L. Byers
Title: Chairman

By
Name:
Title

SERVICERS	SANMINA-SCI CORPORATION

	By	/s/ WALTER BOILEAU
Name: Walter Boileau
Title: VP and Treasurer

By
Name:
Title:

SANMINA-SCI UK LTD.

	By	/s/ SHELLY L. BYERS
Name: Shelly L. Byers
Title: Director

By
Name:
Title:

ADMINISTRATIVE AGENT	DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent

	By	/s/ NANCY ADAMO
Name: Nancy Adamo
Title: Vice President

	By	/s/ STEPHEN ATALLAH
Name: Stephen Atallah
Title: Managing Director

PURCHASERS	DEUTSCHE BANK AG, NEW YORK BRANCH

	By	/s/ NANCY ADAMO
Name: Nancy Adamo
Title: Vice President

	By	/s/ STEPHEN ATALLAH
Name: Stephen Atallah
Title: Managing Director